SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. __)

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EP MedSystems, Inc.

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EP MEDSYSTEMS, INC.

575 ROUTE 73, BUILDING D

WEST BERLIN, NEW JERSEY  08091

December 3, 2005

Dear Shareholder,

You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on December 22, 2005, at 10:00 a.m., eastern standard time, at 500 International Drive Suite 275 Budd Lake, New Jersey.

The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. You will be asked to elect one director to the Board of Directors, to approve our 2006 Stock Option Plan and to approve our 2006 Directors Stock Option Plan. We will also report on matters of current interest to our shareholders.

Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.

Sincerely,

David A. Jenkins
Chairman, President and CEO

2

EP MEDSYSTEMS, INC.

575 Route 73, Building D

West Berlin, New Jersey  08091

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on December 22, 2005

To the Shareholders:

The Board of Directors of EP MedSystems, Inc. hereby gives notice that the Annual Meeting of Shareholders of EP MedSystems will be held on December 22, 2005 at 10:00 a.m., eastern standard time, at 500 International Drive Suite 275 Budd Lake, New Jersey (the "Annual Meeting"). The purpose of the meeting is to:

1.	Elect one Class I director to our Board of Directors to serve until the 2008 Annual Meeting;

2.	To approve our 2006 Stock Option Plan. The 1995 Long Term Incentive Plan terminates in November 2005.

3	To approve our 2006 Directors Stock Option Plan. The 1995 Directors Plan terminates in November 2005.

4.	Act on any other matters as may properly come before the shareholders at the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.

The Board of Directors has fixed the close of business November 7, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment.

You are cordially invited to attend the Annual Meeting in person. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of EP MedSystems' Proxy Statement is enclosed.

By Order of the Board of Directors,

Matthew C. Hill
Chief Financial Officer and Secretary

December 3, 2005

YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

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EP MEDSYSTEMS, INC.

575 Route 73, Building D

West Berlin, New Jersey  08091

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

to be held on December 22, 2005

INFORMATION ABOUT VOTING

General

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being furnished in connection with the solicitation by the Board of Directors of EP MedSystems, Inc. ("EP MedSystems" or "us" or "we") of proxies for use at the Annual Meeting of Shareholders to be held at 500 International Drive Suite 275 Budd Lake, New Jersey, at 10:00 a.m., eastern standard time, on December 22, 2005, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy card are first being distributed to all shareholders entitled to vote on or about December 3, 2005.

Who can vote?

Only holders of record as of the close of business November 7, 2005 (the "Record Date") of EP MedSystems' Common Stock, no par value, stated value $.001 per share (the "Common Stock"), and Series A Convertible Preferred Stock, no par value, stated value $.001 per share (the "Series A Preferred Stock"), are entitled to vote at the Annual Meeting. On the Record Date, there were 25,910,176 shares of Common Stock.

How many votes can I cast?

You will be entitled to one vote per share of Common Stock owned by you on the Record Date, and one vote per share of Common Stock into which each share of Series A Preferred Stock owned by you may be converted on the Record Date.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on the proposals to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposals, the proxyholders will vote for you on the proposals. Unless you instruct otherwise, the proxyholders will vote “FOR” the nominee proposed by the Board of Directors, “FOR” the 2006 Stock Option Plan and ”FOR” the 2006 Directors Stock Option Plan.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares as they see fit.

What can I do if I change my mind after I vote my shares?

At any time before the vote at the meeting, you can revoke your proxy either by (i) giving our Secretary a written notice revoking your proxy card, (ii) signing, dating and returning to our Secretary a new proxy card bearing a later date, or (iii) attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person. All written notices or new proxies should be sent to our Secretary at our principal executive offices.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

What are broker non-votes?

Broker non-votes are shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

What is a quorum?

We will hold the Annual Meeting if a quorum is present. A quorum will be present if the holders of a majority of the shares of Common Stock and Series A Preferred Stock entitled to vote on the Record Date (treated as a combined single class) either sign and return their proxy cards or attend the Annual Meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card. Abstentions and broker non-votes will also be counted as present for purposes of determining if a quorum exists.

What vote is necessary for action?

Passage of Proposal 1 (election of director) requires, for the director, the affirmative vote of a plurality of the votes cast by the holders of the shares of our Common Stock voting in person or by proxy at the Annual Meeting. You will not be able to cumulate your votes in the election of directors. Approval of Proposal 2 (approval of the 2006 Stock Option Plan) will require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy of the Annual Meeting and entitled to vote. Approval of Proposal 3 (approval of the 2006 Directors Stock Option Plan) will require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted as votes cast in the tabulation of any voting results and will not affect the outcome of the vote.

Who pays for the proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contract you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

PROPOSAL 1

ELECTION OF DIRECTOR

EP MedSystems' board of directors consists of four members and is divided into three classes of directors serving three-year terms. One class of directors is elected by shareholders to serve until the third annual meeting following such annual meeting or until their successors are elected and qualified. The current term of the Class I director expires at the 2005 Annual Meeting of Shareholders, the current term of the Class II directors expires at the 2006 Annual Meeting of Shareholders, and the current term of the Class III directions expenses at the 2007 Annual Meeting of Shareholders. The term of the Class I director to be elected at this Annual Meeting will expire at the 2008 Annual Meeting.

The Class I director whose term expires at the 2005 Annual Meeting of shareholder is Richard Williams. Mr. Williams has been nominated by the Board of Directors to stand for re-election as a Class I director at the Annual Meeting. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve as a director. If, however, the nominee becomes unavailable, proxies will have discretionary authority to vote for a substitute Class I nominee.

In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy, "FOR" the election of Mr. Williams as a Class I director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR CLASS I DIRECTOR AS SET FORTH ABOVE.

Certain Information Concerning Nominees and Continuing Directors

The following information with respect to the principal occupation or employment, other affiliations, and business experience during the past five years of the nominees and each continuing director has been furnished to EP MedSystems by each director.

Nominee for Class I Director

    RICHARD C. WILLIAMS (age 62) was elected to the Board of Directors in August of 2002. He is a Class I director whose term expires in 2005. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. From 2000 to April 2001, he also served as Vice Chairman - Strategic Planning and a director of King Pharmaceuticals Inc., a NYSE - listed specialty pharmaceutical company. From 1992 to 2000, prior to its acquisition by King Pharmaceuticals in 2000, Mr. Williams served as Chairman and a director of Medco Research, a NYSE cardiovascular pharmaceutical development company. From 1997 to 1999, he was Co-Chairman and a director of Vysis, a Nasdaq - listed genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams held various operational and financial management officer positions with Erbamont, N.V., Field Enterprises, Inc., Abbott Laboratories and American Hospital Supply Corporation. Mr. Williams is non-executive Chairman of the Board and interim CEO of Cellegy Pharmaceuticals, Inc., a Nasdaq - listed specialty pharmaceutical company. He is also Chairman and a director of ISTA Pharmaceuticals, Inc., a Nasdaq – listed ophthalmology company, and is a former member of the Listed Company Advisory Committee of New York Stock Exchange.

Directors Continuing in Officer

     ABHIJEET LELE (age 40) has served as a director of EP MedSystems since April 2002. He is a Class III director whose term expires in 2007. Since October 1999, Mr. Lele has served as an investment manager with several private equity funds focusing on investments in private and public healthcare companies. He serves as a Managing Member of the general partner of EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. (the “EGS Entities”), each of which is a shareholder of EP MedSystems. From 1994 to 1997, Mr. Lele was a consultant in the healthcare practice of McKinsey & Company. Before joining McKinsey & Company, Mr. Lele held operating positions in the pharmaceutical and biotechnology industries. He holds a MA in molecular biology from Cambridge University and an MBA with distinction from Cornell University. Mr. Lele also serves as a director of CryoCath Technologies (TSE:CYT), Stereotaxis, Inc. (NASDAQ: STXS), Optiscan Biomedical Corporation and Ekos Corporation.

     DAVID A. JENKINS (age 47) is a founder and currently the Chairman of the Board of Directors, President, Chief Operating Officer, and Chief Executive Officer of EP MedSystems. He is a Class III director whose term expires in 2007. Mr. Jenkins served as the Chief Executive Officer of EP MedSystems from its inception in 1993 until August 2002, and has been the Chairman since 1995. Mr. Jenkins also served as President of EP MedSystems from its inception in 1993 until August 2001. In October 2005, in connection with the termination of the Company’s CEO, Reinhard Schmidt, the Board appointed Mr. Jenkins to the positions of President, Chief Operating Officer and Chief Executive Officer. He also served as President and a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices, until its sale to Medtronic in 2005. In addition, Mr. Jenkins is a director of Geodign, Inc., a privately-held company.

     PAUL L. RAY (age 59) has served as a director of EP MedSystems since July 2002. He is a Class II director whose term expires in 2006. Mr. Ray is co-founder of MedCap Ltd. and Konrad Capital, LLC. He formerly served as the President, CEO, and Chairman of Image Guided Technologies, Inc. ("IGT") in Boulder, CO. Mr. Ray orchestrated IGT’s venture funding, its public offering and NASDAQ listing and finally the sale of IGT to Stryker Corporation in August of 2000. Mr. Ray has served as Commissioner and Chairman for The Colorado Advanced Technology Institute. Mr. Ray currently serves as a Director for the Colorado Technology Incubator and the Colorado Biotechnology Association. In addition, he was appointed in 1999 to the position of Co-Vice Chairman of the Governor’s Commission on Science and Technology for the State of Colorado. In January 2003, Mr. Ray became a partner in the New York-based investment-banking firm of McKim and Company, LLC, where he serves as the lifesciences partner. Mr. Ray currently holds the position of President and Chief Executive Officer of Nervonix, Inc., which has developed imaging technology for pain management. Mr. Ray has over 32 years of experience in the medical industry, with an emphasis on medical devices, and has held senior management positions with Dow Corning Corporation, V. Mueller Allegiance, a division of Cardinal Medical, Collagen Corporation, and TMJ Implants.

No family relationships exist between any of the directors or executive officers of EP MedSystems.

Compensation of Directors

Non-employee directors of EP MedSystems received amounts ranging from $18,000 to $19,000 for their service for the year ended December 31, 2004. Directors will be compensated for the year ended December 31, 2005 as follows: (i) a retainer of $15,000 per year is payable to each outside director payable in quarterly installments, (ii) a meeting fee of $1,500 per director is payable with respect to each regularly scheduled meeting, and (iii) a meeting fee of $1,500 is payable for each telephone meeting in excess of one hour. In addition, the directors are reimbursed for their reasonable travel expenses incurred in performance of their duties as directors and directors receive a grant of an option to purchase 60,000 shares of Common Stock when they joined the Board.

Certain Information Concerning Board Meetings and Committees

During the year ended December 31, 2004, the Board of Directors met nine times. EP MedSystems' Board of Directors has established standing Audit, Compensation, Plan, and Nominating committees. The Audit Committee met eight times, the Compensation Committee met nine times, the Plan Committee met one time, and the Nominating Committee met one time during fiscal year 2004. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the Audit, Compensation, Plan or Nominating Committee attended at least 75% of the committee meetings.

Audit Committee. Currently, Mr. Lele (chairman), Mr. Williams, and Mr. Ray are members of the Audit Committee. Pursuant to the current rules of the Nasdaq Stock Market applicable to EP MedSystems, all of the members of the Audit Committee are independent. The Board has determined that Mr. Lele, Mr. Williams and Mr. Ray are "independent directors" under current Nasdaq Stock Market Rules. The Board has determined that Mr. Lele qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The Audit Committee oversees EP MedSystems' accounting, financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent public accountants on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates, and retains EP MedSystems' independent public accountants. It also maintains direct responsibility for the compensation, termination, and oversight of EP MedSystems' independent public accountants’ qualifications, performance, and independence. The Audit Committee approves all services provided to EP MedSystems by the independent public accountants and reviews all non-audit services to ensure they are permitted under current law. The Committee also monitors compliance with the Foreign Corrupt Practices Act and EP MedSystems' policies on ethical business practices and reports on these items to the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors, and reviewed and reapproved at the Committee Meeting on October 21, 2005, a copy of which is available on our website at www.epmedsystems.com.

Compensation Committee. Currently, the members of the Compensation Committee are Mr. Ray (chairman), Mr. Williams and Mr. Lele. The Compensation Committee reviews, administers and determines compensation arrangements for EP MedSystems' executive officers and administers the 1995 Long Term Incentive Plan and 2002 Stock Option Plan.

Plan Committee.  Currently, Mr. Jenkins is the sole member of the Plan Committee. The Plan Committee administers the 1995 Director Option Plan. Members of the Plan Committee are not eligible to participate in the 1995 Director Option Plan.

Nominating Committee. Currently, the members of the Nominating Committee are Mr. Williams (chairman), Mr. Lele and Mr. Ray. The Board has determined that Mr. Lele, Mr. Williams and Mr. Ray are "independent directors" under current Nasdaq Stock Market Rules. The Nominating Committee's responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors. The Nominating Committee adopted a charter on July 11, 2005, a copy of which is available on our website at www.epmedsystems.com.

Director Nomination Process

Criteria for Board Membership. In selecting candidates for appointment, election or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that the board has a sufficient number of independent directors to satisfy the Audit Committee requirement set forth in Nasdaq Stock Market Rule 4350-1(d)(2) and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any shareholder of the Company entitled to vote for the election of directors may nominate a person for election to the Company's Board of Directors if such shareholder follows the procedures outlined in our Bylaws, which are summarized below. Shareholder nominations shall be made pursuant to notice in writing to the Secretary of the Company within the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals” below. A shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of the person, (ii) the number of shares of capital stock of the corporation which are beneficially owned by the person and (ii) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the shareholder giving the notice (i) the name and business address and residence address of the shareholder and (ii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder on the date of such shareholder notice. The presiding officer of the annual meeting will determine and declare at the annual meeting whether the nomination was made in accordance with these terms. If not, the defective nomination will be disregarded.

Process for Identifying and Evaluating Nominees. The Nominating Committee believes EP MedSystems is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of EP MedSystems and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the

Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

Board Nominee for the 2005 Annual Meeting. The nominee listed in this Proxy Statement is a current director standing for re-election.

Communications With Directors

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary, EP MedSystems, Inc., 575 Route 73 North, Bldg. D, West Berlin, New Jersey 08091. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. Two of our directors attended the 2004 annual meeting.

CODE OF ETHICS

We have adopted a written code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is included in our Code of Business Conduct and Ethics. All of our directors and employees, including our Chief Executive Officer and other senior executives, are required to comply with our Code of Business Conduct and Ethics to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property, and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Business Conduct and Ethics to the attention of EP MedSystems, through management or by using EP MedSystems’ confidential compliance line. A copy of our Code of Business Conduct and Ethics is available on our website at http://www.epmedsystems.com. We will also provide a copy of our code of ethics to any person without charge upon written request addressed to EP MedSystems, Inc., 575 Route 73 North, Bldg. D, West Berlin, New Jersey 08091, Attention: Matthew C. Hill, Chief Financial Officer.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Executive Compensation

The following summary compensation table sets forth certain information concerning compensation paid or accrued to the Chief Executive Officer and each of EP MedSystems' four most highly paid executive officers whose salary and bonus for all of their services in all capacities in 2004 exceeded $100,000.

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards Payouts
Name And Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) $	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation $

Reinhard Schmidt President and Chief Executive Officer from August 2002 (1)	2004 2003 2002	$257,200 $257,720 $215,533	$37,500 $37,500 $60,000 -	- 45,000 (2)		- 175,000 (3)

Matthew C. Hill Chief Financial Officer	2004 2003	$125,333 $108,224	- $16,875			30,000 (4) 103,750 (5)

C. Bryan Byrd	2004	$172,500		$17,000 (6)		6,000 (7)
Vice President,	2003	$172,500				73,000 (8)
Engineering	2002	$156,563				50,000 (9)
and Manufacturing						-

Mark Adams Vice President, Sales and Marketing (10)	2004 2003	$153,353 $149,019	$15,000	$51,500 (11)		100,000 (3)		$20,000 (12) $10,750 (12)

John Huley Vice President, Sales	2004 2003 2002	$114,135 $127,965 $104,000	$22,500 -			150,000 (14)		$8,985 (12)

____________________________________

(1)

On October 9, 2005, the Board of Directors terminated Reinhard Schmidt's employment as its President, Chief Executive Officer and Chief Operating Officer for cause. The U.S. Department of Commerce and the United States Attorney's Office for the District of New Jersey is investigating certain sales by the Company of its products to Iran in violation of U.S. law and the accuracy and completeness of voluntary statements filed with the Department of Commerce with respect thereto. Mr. Schmidt's termination resulted from his certification and authorization of such statements, some of which the Company's Audit Committee has uncovered in its independent investigation to have been inaccurate or incomplete. The Audit Committee's independent investigation is ongoing. Mr. Schmidt's termination was not a result of the discovery of any financial or accounting irregularities by the Audit Committee's investigation.

(2)

In connection with the rescission of an interest free nonrecourse loan extended in connection with a stock purchase transaction at the time of Mr. Schmidt’s employment, EP Med recorded $45,000 in compensation expense as of December 31, 2003.

(3)

In consideration for the rescission of the stock purchase transaction described in footnote (1) above, Mr. Schmidt was granted an incentive stock option to purchase 75,000 shares of common stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 annual meeting of shareholders) at an exercise price equal to $2.20 per share (the original purchase price established in connection with Mr. Schmidt’s stock purchase rights and greater than the fair market value of the common stock on the date of grant of the stock option).  This stock option vests over four years from the date of grant.  EP Med recognized a de minimus compensation charge related to this stock option as the market price on August 29, 2002 (the date of the 2002 annual meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.20.  The compensation charge is amortized over the vesting period of 4 years.  Mr. Schmidt was also granted an option in September 2001 under the 1995 Director Option Plan to purchase 60,000 shares of common stock at an exercise price of $1.85 per share (the price of the stock on the date of grant); the option vested 1,000 shares per month.  Because Mr. Schmidt was not entitled to participate in the 1995 Director Option Plan, this option was cancelled in July 2002 in consideration for the grant to Mr. Schmidt of an incentive stock option to purchase 60,000 shares of common stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 annual meeting of shareholders) at an exercise price equal to $2.10 per share (the fair market value of the common stock on the date of grant).  EP Med recognized a de minimus compensation charge related to this stock option as the market price on August 29, 2002 (the date of the 2002 annual meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.10.  The compensation charge is amortized over the vesting period of 4 years.  Lastly, on August 29, 2002, Mr. Schmidt was granted an option to purchase 40,000 shares of common stock of the Company at an exercise price of $2.40 per share with 20% vesting on each anniversary date.  Those options have a term of a 10 years.

(4)

On March 4, 2004, EP Med granted Mr. Hill an incentive stock option to purchase 5,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.20 per share.  On July 22, 2004, EP Med granted Mr. Hill an incentive stock option to purchase 25,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.15 per share.  The options vest over 5 years and the term of the options is 10 years.

(5)

On March 5, 2003, EP Med granted Mr. Hill an incentive stock option to purchase 50,000 shares of common stock pursuant to the 2002 Stock Option Plan at an exercise price of $1.32 per share.  On August 15, 2003, EP Med granted Mr. Hill an incentive stock option to purchase 3,750 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.55 per share.  On August 26, 2003, EP Med granted Mr. Hill an incentive stock option to purchase 50,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.25 per share.  The options vest over 5 years and the term of the options is 10 years.

(6)

On May 26, 2004, Mr. Byrd exercised an option to purchase 10,000 shares of EP Med common stock at an exercise price of $1.33 per share.  The price of EP Med’s common stock on May 26, 2004 was $3.03 per share.

(7)

On July 22, 2004, EP Med granted Mr. Byrd an incentive stock option to purchase 6,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.15 per share.  The options vest over 5 years and the term of the options is 10 years.

(8)

On May 7, 2003, EP Med granted Mr. Byrd an incentive stock option to purchase 50,000 shares of common stock pursuant to the 2002 Stock Option Plan at an exercise price of $2.14 per share.  On July 22, 2003, EP Med granted Mr. Byrd an incentive stock option to purchase 18,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.91 per share.  On November 19, 2003, EP Med granted Mr. Byrd an incentive stock option to purchase 5,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.75 per share. The options vest over 5 years and the term of the options is 10 years.

(9)

On August 29, 2002, EP Med granted Mr. Byrd an incentive stock option to purchase 50,000 shares of common stock pursuant to the 2002 Stock Option Plan at an exercise price of $2.40 per share.  Options vest 10,000 per year and the term of the option is ten years.

(10)	In May of 2004, Mr. Adams separated from the Company.
(11)

On June 30, 2004, Mr. Adams exercised an option to purchase 30,000 shares of EP Med common stock at an exercise price of $1.79 per share.  The price of EP Med’s common stock on June 30, 2004 was $2.98.  On August 16, 2004, Mr. Adams exercised an option to purchase 10,000 shares of EP Med common stock at an exercise price of $ 1.32 per share.  The price of EP Med’s common stock on August 16, 2004, was $2.90.  In connection with a separation agreement between EP Med and Mr. Adams, the vesting of  a portion of the options described in Note (12) below were accelerated.  In connection with that accelerated vesting, EP Med recorded a compensation charge of approximately $11,000.  The remainder of the options granted to Mr. Adams and described in Note (12) were cancelled pursuant to the separation agreement.

(12)	Reimbursement of relocation expenses.
(13)

On January 20, 2003, EP Med granted Mr. Adams an incentive stock option to purchase 50,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $1.79 per share.  On March 5, 2003, EP Med granted Mr. Adams an incentive stock option to purchase 50,000 shares of common stock pursuant to the 2002 Stock Option Plan at an exercise price of $1.32 per share.  The options vest over 5 years and the term of the options is 10 years.  See Note (10) above.  Pursuant to the separation agreement described in Note (10) above, the vesting of a portion of these options was accelerated upon the separation of Mr. Adams, and the remainder of those options were cancelled.

(14)

On May 10, 2004, in connection with his employment, EP Med granted Mr. Huley an incentive stock option to purchase 150,000 shares of common stock pursuant to the 2002 Stock Option Plan at an exercise price of $3.18 per share.  The options vest over 5 years and the term of the options is 10 years.

Stock Options

The following table sets forth certain information concerning grants of stock options to each of the executive officers identified in the Summary Compensation Table during the fiscal year ended December 31, 2004.

Option Grants in Fiscal Year 2004

	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in 2004	Exercise Price Per Share	Expiration Date
Reinhard Schmidt (1)	-	-	-	-
Matthew C. Hill	5,000 (2) 25,000 (2)	1% 4%	$3.20 $3.15	March 9, 2014 July 22, 2014
C. Bryan Byrd	6,000 (3)	1%	$3.15	July 22, 2014
John Huley	150,000 (4)	26%	$3.18	May 10, 2014

_________________

(1)

On October 9, 2005, the Board of Directors terminated Reinhard Schmidt's employment as its President, Chief Executive Officer and Chief Operating Officer for cause. The U.S. Department of Commerce and the United States Attorney's Office for the District of New Jersey is investigating certain sales by the Company of its products to Iran in violation of U.S. law and the accuracy and completeness of voluntary statements filed with the Department of Commerce with respect thereto. Mr. Schmidt's termination resulted from his certification and authorization of such statements, some of which the Company's Audit Committee has uncovered in its independent investigation to have been inaccurate or incomplete. The Audit Committee's independent investigation is ongoing. Mr. Schmidt's termination was not a result of the discovery of any financial or accounting irregularities by the Audit Committee's investigation.

(2)

On March 4, 2004, EP Med granted Mr. Hill an incentive stock option to purchase 5,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.20 per share.  On July 22, 2004, EP Med granted Mr. Hill an incentive stock option to purchase 25,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.15 per share.  The options vest over 5 years and the term of the options is 10 years.

(3)

On July 22, 2004, EP Med granted Mr. Byrd an incentive stock option to purchase 6,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.15 per share.  The options vest over 5 years and the term of the options is 10 years.

(4)

On May 10, 2004, in connection with his employment, EP Med granted Mr. Huley an incentive stock option to purchase 150,000 shares of common stock pursuant to the 2002 Stock Option Plan at an exercise price of $3.18 per share.  The options vest over 5 years and the term of the options is 10 years.

            The exercise prices of the options granted during the fiscal year ended December 31, 2004 were equal to or greater than the fair market value of our common stock on the date of each grant.

Option Exercises and Holdings

The following table provides certain information with respect to each of the executive officers identified in the Summary Compensation Table concerning the exercise of stock options during the fiscal year ended December 31, 2004 and the value of unexercised stock options held as of such date.

Aggregated Option Exercises in 2004 and Year-End Option Values

		Number of Shares Underlying Options at December 31, 2004	Value of Unexercised in-the-Money Options at December 31, 2004 (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Reinhard Schmidt (2)	0	0	147,000	128,000	$250,550	$202,700
Matthew C. Hill (2)	0	0	26,750	122,000	$50,700	$194,300
C. Bryan Byrd (2)	10,000	$17,000	34,600	143,400	$46,124	$101,846
Mark Adams	40,000	51,505	0	0	0	0
John Huley	0	0	0	150,000	$0	$85,500

__________________________

(1)

Amounts calculated by subtracting the exercise price of the options from the market value of the underlying common stock using the closing sale price on the Nasdaq National Market of $3.75 per share on December 31, 2004.

(2)	See footnotes to above Summary Compensation Table.

During the fiscal year ended December 31, 2004, 85,137 options were exercised.

Compensation Plans and Other Arrangements

1995 Long Term Incentive Plan

EP MedSystems' 1995 Long Term Incentive Plan was adopted by our Board of Directors and shareholders in November 1995. There are 1,000,000 shares of our common stock reserved for issuance under the 1995 Long Term Incentive Plan. As of December 31, 2004, options to purchase 826,458 shares were outstanding at exercise prices ranging from $1.34 to $4.25 per share. The 1995 Long Term Incentive Plan provides for grants of “incentive” and “non-qualified” stock options to employees of EP MedSystems. The 1995 Long Term Incentive Plan is administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including the exercise price, number of shares subject to the options and the exercisability thereof. The 1995 Long Term Incentive Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

The exercise price of incentive stock options granted under the 1995 Long Term Incentive Plan must be equal to at least the fair market value of our common stock on the date of grant, and the term of such options may not exceed ten years. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of EP MedSystems' outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value of the common stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of common stock (determined as of the date of the option grant) for which an incentive stock option may for the first time become exercisable in any calendar year may not exceed $100,000.

1995 Director Option Plan

EP MedSystems' 1995 Director Option Plan was adopted by the Board of Directors and shareholders in November 1995. A total of 540,000 shares of our common stock are available for issuance under the 1995 Director Option Plan, and options to purchase 240,000 shares were outstanding as of December 31, 2004 at exercise prices ranging from $2.00 to $2.50 per share. The 1995 Director Option Plan provides for grants of “director options” to eligible directors of EP MedSystems and for grants of “advisor options” to eligible members of the Scientific Advisory Board. Director options and advisor options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be. The 1995 Director Option Plan is administered by the Plan Committee of our Board of Directors, which determines the optionees and the terms of the options granted, including the exercise price and the number of shares subject to the options. The 1995 Director Option Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

2002 Stock Option Plan

EP MedSystems’ 2002 Stock Option Plan was approved by the shareholders in August 2002. A total of 1,000,000 shares of our common stock are reserved for issuance under the 2002 Stock Option Plan. The 2002 Stock Option Plan provides for grants of incentive stock options to employees and officers of EP MedSystems and non-statutory stock options to employees, officers, advisors and consultants of EP MedSystems. The 2002 Stock Option Plan is administered by the Compensation Committee. The 2002 Stock Option Plan will terminate on August 29, 2012, unless terminated earlier by the Board of Directors. At December 31, 2004, options to purchase 645,000 shares were outstanding at exercise prices ranging from $1.32 to $2.40.

Employment Agreements

EP MedSystems entered into an employment agreement, dated as of July 20, 2001 (and effective on commencement, August 20, 2001), with Reinhard Schmidt. Under that agreement, Mr. Schmidt served as President and Chief Operating Officer of EP MedSystems for an initial term of 2 years at an annual salary of $200,000. The Board of Directors had discretion to approve salary increases and bonuses. On August 29, 2002, Mr. Schmidt added the duties of Chief Executive Officer, and the Compensation Committee of the Board increased the executive compensation to $250,000. The agreement provided that unless terminated by either party providing the other with written notice of its intention not to renew at least 30 days prior to the scheduled expiration date, the agreement would renew automatically after the initial two-year term for successive one-year terms. The agreement further provided that if the agreement is terminated by EP MedSystems without cause, or by Mr. Schmidt for good reason (including the occurrence of certain events within one year of change in control), Mr. Schmidt was entitled to severance payments equal to Mr. Schmidt’s then-current base salary for a period of twelve months. On August 20, 2004, Mr. Schmidt’s employment agreement automatically renewed through August 2006. However, on October 9, 2005, the Company terminated Mr. Schmidt’s employment for cause. As previously discussed, the U.S. Department of Commerce and the United States Attorney's Office for the District of New Jersey is investigating certain sales by the Company of its products to Iran in violation of U.S. law and the accuracy and completeness of voluntary statements filed with the Department of Commerce with respect thereto. Mr. Schmidt's termination resulted from his certification and authorization of such statements, some of which the Company's Audit Committee has uncovered in its independent investigation to have been inaccurate or incomplete.

On May 12, 2005 our Board of Directors approved Senior Management Incentive Agreements with each of our seven senior officers. Those senior officers are Reinhard Schmidt, our President and Chief Executive Officer and a member of our Board of Directors, Matthew C. Hill, our Chief Financial Officer and Secretary, C. Bryan Byrd, our Vice President, Engineering and Manufacturing, John Huley, our Vice President, Sales, Thomas Maguire, our Vice President, Regulatory and Quality Assurance, Richard Gibbons, our Director of Operations, and Kristine Fuimaono, our Director of Marketing. The agreements provide that if the senior officer is employed with EP MedSystems immediately prior to a "change of control" (as defined in the agreements) of EP MedSystems, EP MedSystems will pay to each of the senior officers an amount equal to two times the senior officer's annual base salary (which excludes any incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation). The agreements also confirm our policy previously approved by our Board of Directors that all options to purchase common stock of EP MedSystems granted to our employees (including all senior officers) will vest immediately prior to a change of control. The incentive agreements also provide that if a senior officer's benefits under the incentive agreement would result in an Internal Revenue Code Section 280C(b)(1) "parachute payment," such senior officer will receive an additional amount not to exceed 20% of the amount of the payments and benefits otherwise payable to the senior officer upon the occurrence of a change in control. All senior officers are employed by EP MedSystems on an "at-will" basis, and except for Mr. Schmidt, none of the senior officers has an employment agreement with EP MedSystems. As discussed above, Mr. Schmidt’s employment was terminated by the Board of Directors on October 9, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Promissory Note Transaction and Private Placement Financing Transaction involving EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. (the "EGS Entities")

On December 30, 2002, we issued notes, in an aggregate amount of $1 million, to EGS Private Healthcare Partners L.P. and EGS Private Healthcare Counterpart L.P. A Managing Member of the general partner of the EGS Entities, Abhijeet Lele, is also a member of our Board of Directors. On January 31, 2003, the notes were converted into equity in connection with a related private placement.

Financing Transaction with Medtronic, Inc./Pledge of Security by David A. Jenkins.

The $3.2 million note issued by us to Medtronic, Inc., a shareholder in EP Med, was secured by a pledge of certain shares of stock in a privately held company owned by David Jenkins, the Chairman of our Board of Directors. The note was repaid in February 2004.

Report of the Audit Committee

The Audit Committee reviewed and discussed EP MedSystems' audited financial statements for the fiscal year ended December 31, 2004 with EP MedSystems' management. In addition, the Audit Committee discussed with EP MedSystems' independent auditors, Grant Thornton LLP, the matters required by Statement on Auditing Standards No. 61, as may be modified or supplemented (as in effect on the date of EP MedSystems' financial statements), which include the following:

•	Grant Thornton LLP's responsibility under generally accepted auditing standards,
•	Significant accounting policies,
•	Management's judgments and accounting estimates,
•	Significant audit adjustments,
•	Other information in documents containing audited financial statements,
•	Disagreements with EP MedSystems' management, including accounting principles, scope of audit and disclosures,
•	Major issues discussed with EP MedSystems' management prior to retention of Grant Thornton LLP, and
•	Difficulties encountered in performing the audit.

The Audit Committee received and discussed with Grant Thornton LLP written disclosures and the letter regarding any significant relationships that could impair Grant Thornton LLP's independence (as required by Independence Standards Board Statement No. 1, as may be modified or supplemented, as in effect on the date of EP MedSystems' financial statements), and considered the compatibility of non-audit services with Grant Thornton LLP's independence. Based upon the above reviews and discussions, the Audit Committee recommended to the Board of Directors that EP MedSystems' audited financial statements for the fiscal year ended December 31, 2004 be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

MEMBERS OF THE AUDIT COMMITTEE

Abhijeet Lele, Chairman
Richard C. Williams
Paul L. Ray

Relationship with Independent Auditors

Grant Thornton LLP ("Grant Thornton") served as EP MedSystem's independent certified public accountants for the fiscal year ended December 31, 2004. The Audit Committee of the Board of Directors has selected Grant Thornton to act as EP MedSystems' independent auditors for the fiscal year ending December 31, 2004. A representative of Grant Thornton is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

Audit and Other Fees Paid to Independent Auditors

Audit Fees

The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2004 and 2003, the review of the financial statements included in our Forms 10-QSB and consents issued in connection with our filings on Form S-3 and Form S-8 for 2004 and 2003 totaled $192,724 and $45,506, respectively.

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the review of the financial statements included in our Forms 10-QSB and consents issued in connection with our filings on Form S-3, Form S-8 and Form 10-KSB for 2004 and 2003 totaled $5,500 and $144,450, respectively.

Audit-Related Fees.

No fees were billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, for the years ended December 31, 2004 and 2003, and are not disclosed in the paragraph captions “Audit Fees” above.

No fees were billed by Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, for the years ended December 31, 2004 and 2003, and are not disclosed in the paragraph captions “Audit Fees” above.

Tax Fees.

The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, for the years ended December 31, 2004 and 2003 were $19,905 and $0, respectively. No fees were billed by Grant Thornton LLP for professional services rendered for tax advice and tax planning, for the years ended December 31, 2004 and 2003.

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, for the years ended December 31, 2004 and 2003, were $0 and $34,500, respectively. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax advice and tax planning, for the years ended December 31, 2004 and 2003, were $0 and $13,655, respectively.

All Other Fees.

No fees were billed by Grant Thornton LLP for products and services, other than the services described in the paragraphs captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above for the years ended December 31, 2004 and 2003.

No fees were billed by PricewaterhouseCoopers LLP for products and services, other than the services described in the paragraphs captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above for the years ended December 31, 2004 and 2003.

Audit Committee Policies and Procedures

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by PricewaterhouseCoopers and Grant Thornton in 2004. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or his designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by PricewaterhouseCoopers and Grant Thornton.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based upon information available to us, the following table sets forth certain information regarding beneficial ownership of our common stock as of November 10, 2005, by (i) each of our directors, (ii) each of the executive officers identified in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known to us to beneficially own more than five percent of our common stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Class
David A. Jenkins Chairman of the Board c/o EP MedSystems, Inc. 575 Route 73 N, Building D West Berlin, New Jersey 08091 (2)	2,636,566	10.2%

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Class
Group comprised of Greenberg Healthcare Management, LLC, EGS Partners, LLC, The Pharmaceutical/Medical Technology Fund, L.P., EGS Private Healthcare Associates, LLC, EGS Private Healthcare Partnership, L.P., EGS Private Healthcare Counterpart, L.P., Frederic Greenberg, and Abhijeet Lele 350 Park Avenue, 11th Floor New York, New York 10022 (3)	2,573,378	9.9%
Group comprised of S.A.C. Capital Advisors, LLC, S.A.C Capital Associates, LLC, S.A.C. Capital Management, LLC and Steven A. Cohen. 172 Cummings Point Road Stamford, CT 06902 (4)	2,208,709	8.5%
Boston Scientific Corporation One Boston Scientific Place Natick, MA 07160 (5)	1,481,028	5.7%
Matthew C. Hill Chief Financial Officer c/o EP MedSystems, Inc. 575 Route 73, N, Building D West Berlin, NJ 08091 (7)	56,500	*
C. Bryan Byrd Vice President, Engineering and Manufacturing c/o EP MedSystems, Inc. 575 Route 73 N, Building D West Berlin, New Jersey 08091 (8)	132,400	*
John Huley Vice President, Sales c/o EP MedSystems, Inc. 575 Route 73 N, Building D West Berlin, New Jersey 08091 (9)	30,000	*
All executive officers and directors as a group (8 persons) (10)	5,506,844	21.3%

* Represents beneficial ownership of less than 1% of the common stock.

____________________

(1)

Applicable percentage ownership as of November 7, 2005 is based on 25,910,176 shares of Common Stock outstanding.  Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of those rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.  “Beneficial ownership” under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2)

Includes 136,000 shares issuable upon exercise of fully vested options.  Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 shares held by Mr. Jenkins’ wife and 20,000 shares held by Mr. Jenkins’ wife as custodian for his children.  Also includes 375,000 shares issuable upon the exercise of outstanding warrants.  Mr. Jenkins disclaims beneficial ownership of (i) 42,500 shares held by his wife, (ii) 20,000 shares held by his wife as custodian for his children.

(3)

The information set forth with respect to the EGS Group is based on information contained in a Statement on Schedule 13D filed with the SEC on March 18, 2003 and other information known to the Company.  The shares reflected in the table represent (i) 2,297,696 shares beneficially owned by EGS Private Healthcare Associates, LLC (“EGS Associates”), indirectly as the general partner of EGS Private Healthcare Partnership, L.P. (“EGS Partnership”), which is the record owner of 2,010,484 and EGS Private Healthcare Counterpart, L.P. (“EGS Counterpart”), which is the record owner of 287,212; (ii) 215,682 shares beneficially owned by Greenberg Healthcare Management, LLC (“Greenberg Management”), indirectly as the general partner of The Pharmaceutical/Medical Technology Fund, L.P. (“Pharma/Medical”); (iii) 2,513,378 shares beneficially owned by Frederic Greenberg indirectly, as Managing Member of Greenberg Management and EGS Associates, (iv) 20,000 shares beneficially owned by Frederic Greenberg; (v) 2,337,696 shares beneficially owned by Abhijeet Lele, indirectly, as Managing Member of EGS Associates, and (vi) 40,000 shares issuable upon exercise of fully vested options beneficially held by Abhijeet Lele.

(4)	The information set forth with respect to the S.A.C. Capital group is based on information contained in a statement on Schedule 13F filed with the SEC as of September 30, 2005.
(5)	The information set forth with respect to Boston Scientific Corporation is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 17, 2004.
(6)	Includes 100,000 shares issuable upon the exercise of outstanding warrants. See the Section entitled “Employment Agreements.”
(7)	Includes 56,500 shares issuable upon exercise of fully vested options.
(8)	Includes 100,400 shares issuable upon exercise of fully vested options.
(9)	Includes 30,000 shares issuable upon exercise of fully vested options.
(10)	Includes 1,807,413 shares issuable upon exercise of fully vested options and warrants.

PROPOSAL 2

APPROVAL OF THE 2006 STOCK OPTION PLAN

General

Shareholders are being asked to approve the 2006 Stock Option Plan (the "2006 Plan"). The 2006 Plan provides for grants of stock options to officers, employees, advisors and consultants of EP MedSystems. The Board of Directors believes that the 2006 Plan will, among other things, promote the interests of EP MedSystems and its shareholders by assisting EP MedSystems in attracting, retaining and maximizing the performance of officers, employees, advisors and consultants. The 2006 Plan will replace the 1995 Long Term Incentive Plan (the "1995 Plan") which terminates in November of 2005. If adopted, the 2006 Plan will permit EP MedSystems to continue to grant stock options to eligible participants thereby allowing EP MedSystems to continue attracting new officers, employees, advisors and consultants, and creating incentives for its current management and employees to enhance shareholder value. In addition, subject to shareholder approval of the 2006 Plan at the annual meeting, EP MedSystems has granted to David Jenkins, its President, Chief Executive Officer and Operating Officer, in connection with his recent appointment to those positions, options under the 2006 Plan to acquire 200,000 shares of common stock at a price of $2.875 per share. Such options have a term of five years and vest 1/3 immediately, 1/3 on the first anniversary date of the grant and 1/3 vest on the second anniversary.

A summary of the 2006 Plan is included below. The following summary is qualified in its entirety by reference to the full text of the 2006 Plan. The full text of the 2006 Plan is annexed to this Proxy Statement as Exhibit A and is an important part of this Proxy Statement.

Description of the 2006 Stock Option Plan

EP MedSystems' Board of Directors approved the 2006 Plan in October 2005. The 2006 Plan provides for grants of incentive stock options ("ISOs") to employees of EP MedSystems and non-qualified stock options ("NQSOs") to employees, advisors and consultants of EP MedSystems. Approximately 85 employees are currently eligible to participate in the 2006 Plan. The options will be granted at no cost to the optionee.

The 2006 Plan is administered by the Compensation Committee which is comprised of two or members of the Board of Directors appointed by the Board of Directors. The Compensation Committee is authorized to interpret the 2006 Plan, to establish rules and regulations for its operation, to select the optionees and to determine the terms of the options granted, including the exercise price, number of shares subject to the options and the time at which an option is granted or exercised. Because the Compensation Committee determines the optionees in its discretion, it is not possible to predict the amounts that will be received by or allocated to particular individuals or groups of employees.

In the event of a dissolution or liquidation of EP MedSystems or any merger or combination in which EP MedSystems is not the surviving corporation, all outstanding options shall terminate but the optionees shall have the right immediately prior to such dissolution, liquidation, merger or combination to exercise any then vested options, provided no adjustments will be made to an ISO which would constitute a “modification” of such option as defined in section 424(h)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee may, in its discretion, accelerate the exercise date of outstanding options and, in connection with EP MedSystems consummating a transaction, take other actions to terminate or cash out existing options or issue new options of a successor corporation, subject, however, with respect to ISOs, to the requirements of Section 424 of the Code.

Under the terms of the 2006 Plan, 1,000,000 shares of EP MedSystems' common stock will be reserved for issuance under the Plan, subject to certain anti-dilution adjustments in the event of a reorganization, merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, effecting a change or conversion in the common stock. To the extent any shares of common stock covered by an option are not delivered because the option is forfeited, canceled or expired, or the shares of common stock are not delivered on an unrestricted basis (including, without limitation, by reason of being used to satisfy the applicable tax withholding obligation), such shares shall not be deemed to have been delivered for purposes of determining the total number of shares of common stock available for delivery under the 2006 Plan. The shares of common stock with respect to which options may be made under the 2006 Plan are currently authorized but unissued shares, shares currently held by EP MedSystems as treasury shares, or a combination of both.

The maximum number of shares of common stock that may be delivered under the 2006 Plan with respect to ISOs is 1,000,000. No optionee may receive any grant of an option to the extent that the sum of the number of shares subject to such option, and the number of shares subject to other options granted under the 2006 Plan during a one calendar-year period exceeds 250,000 shares.

There are no options to purchase common stock outstanding under the 2006 Plan as of October 31, 2005, except the options granted to David Jenkins as discussed above. Except with respect to options then outstanding, the 2006 Plan will expire on the earliest to occur of (a) the tenth anniversary of the date on which the 2006 Plan was adopted by the Board, (b) the tenth anniversary of the date on which the 2006 Plan was approved by EP MedSystems' shareholders, or (c) the date as of which the Board, in its sole discretion, determines to terminate the 2006 Plan.

The exercise price of each option shall be established by the Compensation Committee, provided, however, the exercise price shall not be less than 100% of the fair market value of the common stock on the date of grant. The term of an option may not exceed ten years. With respect to any optionee who owns (or is deemed to own through attribution from certain related persons) stock representing more than 10% of the voting power of all classes of EP MedSystems' outstanding capital stock, the exercise price of any ISO must be equal to at least 110% of the fair market value of the common stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of common stock (determined as of the date of the option grant) for which an ISO may for the first time become exercisable in any calendar year may not exceed $100,000. Payment for options are generally in cash, but the Compensation Committee may permit optionees to pay the exercise price by issuing a promissory note upon terms satisfactory to the Compensation Committee.

The Board of Directors may at any time terminate, modify or amend the 2006 Plan without shareholder approval, except that shareholder approval shall be required for an increase in the number of shares subject to the 2006 Plan or where the vote of shareholders is required under section 422 of the Code, with respect to ISOs, or under section 162(m) of the Code or under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board may not change the exercise price of, or otherwise alter or impair, or adversely affect the rights of an optionee under a previously granted option without the consent of the optionee.

Federal Tax Consequences Relating to the 2006 Plan

The following discussion summarizes the material federal tax consequences of participation in the 2006 Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign tax consequences.

The grant of an ISO will not result in taxable income to an optionee. The exercise of an ISO will not result in taxable income to the optionee so long as he or she has been an employee of EP Medsystems or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the excess of the fair market value of the shares at the time of exercise over the option exercise price of the shares will be taken into account as income for purposes of computing the optionee's alternative minimum tax liability in the year of exercise. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two (2) years after the grant of the ISO or one (1) year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option exercise price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the optionee disposes of the shares within two (2) years of the date of grant of the ISO or within one (1) year of exercise of the ISO, the disposition is normally a "disqualifying disposition," and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the amount realized upon disposition of the shares (or, if less, the fair market value of the shares at the time the ISO is exercised) over the option exercise price of the shares. The balance of the gain, if any, will be long-term or short-term capital gain depending on whether the shares were sold more than one (1) year after the ISO was exercised.

EP MedSystems is not entitled to a deduction as the result of the grant or exercise of an ISO. If the optionee recognizes ordinary income as a result of a disqualifying disposition, EP MedSystems will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits a company's deduction in any one (1) year for renumeration paid to certain executives in excess of $1 million) or is otherwise limited under the Code (see below).

The grant of a NQSO will not result in taxable income to an optionee, nor will EP MedSystems be entitled to a deduction at that time. When a NQSO is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option pertains over the option exercise price of the shares. That income will be subject to Federal income tax. In the case of an optionee who was an employee of EP MedSystems at the time the option was granted, that income also will be subject to income tax withholding and FICA and Medicare taxes. In the case of a non-employee, such income will not be subject to withholding or FICA and Medicare taxes, however, the income must be reported by EP MedSystems on the optionee's Form 1099-MISC and will be subject to the Federal self-employment tax. EP MedSystems will be entitled to a tax deduction with respect to a NQSO at the same time and in the same amount as must be taken into account as income by the optionee, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits a company's deduction in any one (1) year for remuneration paid to certain executives in excess of $1 million) or is otherwise limited under the Code (see below).

Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by a publicly held corporation paid to any one of its covered employees. “Covered employees” are the chief executive officer and the other four highest compensated officers who are employed as of the last day of the taxable year. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that the options granted under the 2006 Plan will qualify for the performance-based compensation exception to the deductibility limit.

As of October 21, 2005, the last reported sales price per share of the common stock on the NASDAQ National Market was $2.85.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2004 concerning outstanding options and rights to purchase our common stock granted to participants in EP MedSystems’ equity compensation plans and the number of shares of our common stock remaining available for issuance under such equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1). . . . . . . . . . . . . . . . . . . . . .	1,711,458	2.64	658,605

Equity compensation plans not approved by security holders (2). . . . . . . . . . . . . . . . . . .	207,000	2.27	0

Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,918,458	2.60	658,605

____________________________________

(1)	This consists of EP MedSystems' (i) 1995 Long Term Incentive Plan, (ii) 1995 Director Option Plan, and (iii) 2002 Stock Option Plan.
(2)

These compensation plans or arrangements consist of options approved by our Board of Directors and granted to certain employees, directors, and outside consultants from time to time to incentivize such persons in connection with EP MedSystems' business.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2006 STOCK OPTION PLAN.

PROPOSAL 3

APPROVAL OF THE 2006 DIRECTORS OPTION PLAN

General

Shareholders are being asked to approve the 2006 Director Option Plan (the "2006 Directors Plan"). The 2006 Directors Plan provides for grants of stock options to non-employee Directors serving on the Board of Directors or the Board of Scientific Advisors of EP MedSystems. The Board of Directors believes that the 2006 Directors Plan will, among other things, promote the interests of EP MedSystems and its shareholders by assisting EP MedSystems in attracting, retaining and maximizing the performance of its non-employee Directors. The 2006 Directors Plan will replace the 1995 Directors Stock Option Plan (the "1995 Directors Plan") which terminates in November of 2005. If adopted, the 2006 Directors Plan will permit EP MedSystems to continue to grant stock options to eligible participants following the termination of the 1995 Directors Plan, thereby allowing EP MedSystems to continue attracting new directors to enhance shareholder value.

A summary of the 2006 Directors Plan is included below. The following summary is qualified in its entirety by reference to the full text of the 2006 Directors Plan. The full text of the 2006 Directors Plan is annexed to this Proxy Statement as Exhibit B and is an important part of this Proxy Statement.

Description of the 2006 Directors Plan

EP MedSystems' Board of Directors approved the 2006 Directors Plan in October 2005. The 2006 Directors Plan provides for grants of non-qualified stock options ("NQSO") to non-employee Directors of the Board of Directors and the Board of Scientific Advisors of EP MedSystems. The NQSOs will be granted at no cost to the optionee. The 2006 Directors Plan is administered by the Compensation Committee which is comprised of two or members of the Board appointed by the Board. The Compensation Committee is authorized to interpret the 2006 Plan and to establish rules and regulations for its operation.

Under the terms of the 2006 Directors Plan, 1,000,000 shares of EP MedSystems' common stock will be reserved for issuance under the 2006 Directors Plan, subject to certain anti-dilution adjustments in the event of a reorganization, merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, effecting a change or conversion in the common stock. To the extent any shares of common stock covered by an option are not delivered because the option is forfeited, canceled or expired, or the shares of common stock are not delivered on an unrestricted basis, such shares shall not be deemed to have been delivered for purposes of determining the total number of shares of common stock available for delivery under the 2006 Plan. The shares of common stock with respect to which options may be made under the 2006 Plan are currently authorized but unissued shares, shares currently held by EP MedSystems as treasury shares, or a combination of both.

There are no options to purchase common stock outstanding under the 2006 Directors Plan as of October 31, 2005. Except with respect to options then outstanding, the 2006 Directors Plan will expire on the earliest to occur of (a) the tenth anniversary of the date on which the 2006 Directors Plan was adopted by the Board, (b) the tenth anniversary of the date on which the 2006 Directors Plan was approved by EP MedSystems' shareholders, or (c) the date as of which the Board, in its sole discretion, determines to terminate the 2006 Directors Plan.

Each Director elected or appointed to the Board or the Advisory Board shall be granted an option to purchase 60,000 shares of common stock. Each option shall vest at a rate of 1,000 shares per month. In the event of a dissolution or liquidation of EP MedSystems or any merger or combination in which EP MedSystems is not the surviving corporation, all outstanding options shall terminate but the optionees shall have the right immediately prior to such dissolution, liquidation, merger or combination to exercise any then vested options. However, the Board may, in its discretion, accelerate the exercise date of outstanding options and, in connection with EP MedSystems consummating a transaction, take other actions to terminate or cash out existing options or issue new options of a successor corporation.

The exercise price for each option shall be the fair market value of the common stock on the date of grant and the term of each option may not exceed ten years. Payment for options are generally in cash, but the Compensation Committee may permit optionees to pay the exercise price by issuing a promissory note upon terms satisfactory to the Compensation Committee.

The Board of Directors may, upon recommendation of the Compensation Committee, at any time terminate, modify or amend the 2006 Directors Plan; provided that the Board may not, without shareholder approval, amend the 2006 Directors Plan to cause (i) an increase in the number of shares subject to the 2006 Directors Plan, (ii) a modification of the requirements for eligibility for participation or a change in the class of eligible directors to whom options may be granted, (iii) a material increase in the benefits accruing to eligible directors with respect to options granted under the 2006 Directors Plan, or (iv) a continuance of the Plan beyond the date the 2006 Directors Plan is scheduled to expire. No termination, modification or amendment shall adversely affect the rights of an optionee under a previously granted option without the consent of the optionee. No amendment to the provisions of the 2006 Directors Plan relating to participation, timing of option grants, number of shares to be issued or exercise price, may be made more often than once every 6 months, other than to comply with applicable law or changes in the Code.

Federal Tax Consequences Relating to the 2006 Directors Plan

The following discussion summarizes the material federal tax consequences of participation in the 2006 Directors Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign tax consequences.

The grant of a NQSO will not result in taxable income to an optionee, nor will EP MedSystems be entitled to a deduction at that time. When a NQSO is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option pertains over the option exercise price of the shares. In the case of a non-employee director, such income will not be subject to withholding or FICA and Medicare taxes, however, the income must be reported by EP MedSystems on the optionee's Form 1099-MISC and will be subject to the Federal self-employment tax. EP MedSystems will be entitled to a tax deduction with respect to a NQSO at the same time and in the same amount as must be taken into account as income by the optionee, assuming that the deduction is not otherwise limited under the Code.

As of October 31, 2005, the last reported sales price per share of the common stock on the NASDAQ National Market was $2.85.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2006 DIRECTORS PLAN.

OTHER BUSINESS

The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires EP MedSystems' executive officers, directors and beneficial owners of more than 10% of EP MedSystems' common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish EP MedSystems with copies of all Section 16(a) forms which they file. Based solely on our review of the copies of such forms received by us or oral or written representations from certain reporting persons that no Statements of Beneficial Ownership on Form 5 were required for these persons, we believe that, with respect to the year ended December 31, 2006, our executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

Shareholder Proposals

Shareholder proposals intended for inclusion in the proxy materials for EP MedSystems' 2006 Annual Meeting of Shareholders in reliance of Rule 14a-8 of the Exchange Act must be received by EP MedSystems no later than August 5, 2006, in such form as is required by the Securities and Exchange Commission. Shareholder proposals submitted outside of the process of Rule 14a-8 must be received by EP MedSystems no later than October 19, 2006. Such proposals should be directed to EP MedSystems, Inc. at its principal executive offices, 575 Route 73 North, Building D, West Berlin, New Jersey, 08091.

FORM 10-KSB

A COPY OF EP MEDSYSTEMS' ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT EP MEDSYSTEMS' PRINCIPAL EXECUTIVE OFFICES.

By Order of the Board of Directors

Matthew C. Hill
Chief Financial Officer, Treasurer and Secretary

December 3, 2005

EXHIBIT A

EP MEDSYSTEMS, INC.

2006 STOCK OPTION PLAN

1.	DEFINITIONS

As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

1.1	“Board” - The Board of Directors of the Company.

1.2        “Committee” - The Compensation Committee of the Company, being comprised of two or more members of the Board appointed by the Board to administer the Plan. The Committee shall consist solely of directors who are both (i) “nonemployee directors” within the meaning of Regulation 16b-3 under Section 16 of the Securities Exchange Act of 1934, as such regulations may be amended from time to time, and (ii) “outside directors” as that term is defined in the Treasury Regulations under Section 162(m) of the Code.

1.3        “Company” - EP MedSystems, Inc., a New Jersey corporation, and any Subsidiary thereof.

1.4        “Code” - The United States Internal Revenue Code of 1986, as from time to time amended.

1.5        “Eligible Participant” - Any person who is an officer, employee, advisor or consultant of the Company as determined by the Committee, except that non-employees may not be granted ISOs.

1.6        “Fair Market Value” - Except as otherwise provided by the Committee, for purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall apply:

(i)

If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the “Fair Market Value” as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

(ii)

If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq Stock Market, then the “Fair Market Value” as of that date shall be the mean between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

(iii)	If the day is not a business day, and as a result, paragraphs (i) and (ii) above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day.

Exh. A-1

(iv)

If paragraphs (i), (ii) and (iii) above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee by taking into consideration the Company's net worth, prospective earning power and dividend paying capacity and other relevant factors such as good will, economic outlook in the Company's industry, the Company's position in the industry and its management, the size of the block of stock to be valued, and the values of stock of corporation engaged in the same or similar lines of business; and taking into account such additional criteria and information as required by, and in accordance with such procedures as necessary to comply with, Section 409A of the Internal Revenue Code.

1.7        “Option” - An option to purchase Stock of the Company granted pursuant to the provisions of the Plan. Options granted to officers and employees may be either (a) Incentive Stock Options as defined in Section 422 of the Code (“ISOs”) or (b) non-statutory stock options (“NQSOs”) or any combination thereof at the discretion of the Committee. Options granted to advisors and consultants shall be NQSOs. The status of each grant as an ISO or NQSO shall be clearly set forth at the time of the grant of the Option, provided, however, that in the event that the aggregate fair market value (determined as of the date(s) of grant) of the shares of stock with respect to which an ISO become exercisable for the first time by an Optionee exceeds $100,000 in any calendar year, the Options with respect to the excess shares will be NQSOs notwithstanding anything contained in the grant of the Option to the contrary.

1.8        “Optionee” - The person to whom an Option has been granted pursuant to the provisions of the Plan.

1.9        “Option Price” - The per share exercise price of the Stock with respect to which an Option has been granted under the Plan.

1.10	“Plan” - The EP MedSystems, Inc. 2006 Stock Option Plan.

1.11      “Prior Plans” – The EP MedSystems, Inc. 2002 Stock Option Plan and 1995 Long-Term Incentive Plan.

1.12	“Stock” - The common stock of the Company.

1.13      “Subsidiary” - Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

2.	ESTABLISHMENT AND PURPOSE OF PLAN

2.1        Establishment of Plan. The Company hereby establishes the Plan to reward and provide incentives for those Eligible Participants who are primarily responsible for the future growth, development and financial success of the Company or a Subsidiary.

2.2        Purpose of Plan. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Eligible Participants of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such Eligible Participants of Options to purchase Stock in the Company pursuant to the terms of the Plan. By encouraging such Eligible Participants to become owners of shares of Stock in the Company, the Company seeks to motivate, retain and attract

Exh. A-2

those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

2.3        Effective Date of Plan. Subject to the approval of the shareholders of the Company at the Company’s annual meeting of its shareholders, the Plan shall become effective on the date (the “Effective Date”) of its adoption by the Board; provided, however, that Awards may be granted contingent on approval of the Plan by the shareholders of the Company, and further provided that no Option by an Optionee unless and until the Plan shall have been approved by the shareholders of the Company within 12 months before or after the date of adoption of the Plan by the Board.

2.4        Expiration of the Plan. Except with respect to Options then outstanding, the Plan shall expire on the earliest to occur of (a) the tenth anniversary of the date on which the Plan was adopted by the Board, (b) the tenth anniversary of the date on which the Plan was approved by the shareholders of the Company, or (c) the date as of which the Board, in its sole discretion, determines to terminate the Plan (the “Expiration Date”). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or have terminated or expired by their respective terms or as otherwise provided under the Plan.

3.            STOCK SUBJECT TO PLAN

                3.1            Limitations.

(a)        Subject to the following provisions of this subsection 3.2, the maximum number of shares of Stock that may be delivered to Eligible Participants and their beneficiaries under the Plan shall be equal to the sum of 1,000,000 shares of Stock.

(b)        The maximum number of shares of Stock that may be delivered to Eligible Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 1,000,000 shares; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

(c)        The maximum number of shares that may be covered by Options granted to any one Eligible Participant during any one calendar-year period shall be 250,000 shares. For purposes of this paragraph (c), to the extent necessary to satisfy the rules applicable to performance based compensation under Code Section 162(m), if an Option is canceled, the canceled Option continues to be counted against the maximum number of shares, described in this paragraph (c), for which Options may be granted to the employee under the Plan during any one calendar year period.

3.2	Adjustments.

(a)        Anti-Dilution. In the event that the outstanding shares of Stock of the Company are hereafter changed or converted into, or exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation by reason of a reorganization, merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, appropriate adjustment shall be made in the number of shares and kind of stock which may be granted subject to the provisions of Section 3.1, and subject to unexercised Options, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event.

Exh. A-3

(b)        Non-Survival of the Company. In the event of a dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such liquidation, dissolution, merger or combination, to exercise his or her Option, in whole or in part, to the extent that such Option is then otherwise exercisable and has not previously been exercised, provided, however, that no adjustment shall be made to an ISO which would constitute a “modification” of such Option, as such term is defined in Section 424(h)(3) of the Code.

3.3        Effect of Exercise or Termination of Option. Shares of Stock with respect to which an Option granted under the Plan shall have been exercised shall not again be available for grant under the Plan. Only shares of Stock, if any, actually delivered to the Eligible Participant or beneficiary on an unrestricted basis with respect to an Award shall be treated as delivered for purposes of the determination under paragraph 3.1(a) above. Consistent with the foregoing, to the extent any shares of Stock covered by an Option are not delivered to an Eligible Participant or beneficiary because the Option is forfeited, canceled or expires, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph 3.1(a) above. If the tax withholding obligation with respect to any Award granted under the Plan or any Prior Plan, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the number of shares of Stock available for delivery under Section 3.1(a).

3.4        Character of Shares. The shares of Stock issuable upon exercise of an Option granted under the Plan may be (i) authorized but unissued shares of Stock, (ii) shares of Stock held in the Company's treasury, or (iii) a combination of both.

3.5        Reservation of Shares. The number of shares of Stock reserved by the Company for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

4.	ADMINISTRATION OF THE PLAN

4.1        Administration by Committee. Options under the Plan shall be granted and the Plan shall be administered by the Committee. If no committee is appointed, reference to the “Committee” shall be deemed to refer to the Board of Directors of the Company.

4.2        Powers and Duties. Subject to the provisions of the Plan, the Committee shall have sole discretion and authority to determine the Eligible Participants to whom Options shall be granted, the number of shares to be covered by any such Option, and the time or times at which any Option may be granted or exercised. The Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Option Agreement executed pursuant to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

4.3        Quorum and Majority Rule. A majority of the then members of the Committee shall constitute a quorum and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee, as the case may be, shall constitute the action of the Committee.

Exh. A-4

4.4        Liability of Committee. No member of the Committee shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board or Committee.

5.	OPTIONS GRANTED UNDER THE PLAN

5.1        Grant of Options. Options shall be granted only to Eligible Participants. An Eligible Participant may be granted one or more Options. Each Option granted under the Plan shall be evidenced by a writing addressed to the Optionee and dated as of the date that the Option is granted by the Committee (an “Option Agreement”). The Option Agreement shall contain such terms and conditions as shall be determined by the Committee, consistent with the Plan.

5.2        Participation Limitation. The aggregate Fair Market Value of the Stock with respect to which ISOs become exercisable for the first time by any Optionee in any calendar year shall not exceed $100,000. The aggregate Fair Market Value of the Stock with respect to which Options are granted shall be determined as of the date or dates the Options are granted and the foregoing provisions shall be applied by aggregating all ISOs granted to an Optionee by the Company.

5.3        Option Price. The Option Price of the Stock subject to each Option shall be determined by the Committee, provided, however, that the Option Price shall not be less than the Fair Market Value of the Stock on the date that the Option is granted, or, in the case of an ISO granted to an individual who, immediately after the grant, would own, within the meaning of Section 424(d) of the Code, more than 10% of the voting stock of the Company, 110%, of the Fair Market Value of the Stock on the date the Option is granted.

5.4        Option Exercise Period. The period during which any Option granted under the Plan may be exercised shall not be more than ten years or, in the case of an Incentive Stock Option granted to an individual who, immediately after the grant, would own more than 10% of the voting stock of the Company, five years, from the date of grant of the Option.

5.5	Option Exercise.

(a)        Procedure for Exercise. An Option granted pursuant to the Plan shall be exercisable, in whole or in part, at such time or times or within such period or periods, or upon the occurrence of such event or events, as shall be determined by the Committee and set forth in the Option Agreement. If an Option is not at the time of grant immediately exercisable in full, the Committee may (i) in the Option Agreement evidencing such Option provide for the acceleration of the exercise date or dates of such Option, in whole or in part, upon the occurrence of specified events, or (ii) at any time prior to the complete expiration of an Option, accelerate, in whole or in part, the exercise date or dates of the Option. Exercise shall be effected prior to the termination of the Option by delivery by the Optionee of written notice to the Company specifying the number of shares of Stock to be purchased accompanied by full payment for such shares of Stock. The right of exercise shall be cumulative. Full payment shall be in cash, or at the discretion of the Committee, by the Optionee's note payable over such period of time, at such rate of interest and in form and substance as shall be satisfactory to the Committee.

(b)	Restrictions on Exercise.

(i)         No Option by its terms shall be exercisable after the expiration of ten years from the date such Option is granted.

Exh. A-5

(ii)         No Option may be exercised at a time when the exercise thereof or the issuance or transfer of shares upon such exercise would, in the opinion of the Committee, constitute a violation of any law, federal, state, local or foreign, or any regulations thereunder, or the requirements of the Nasdaq Stock Market or any other national securities exchange or market.

(iii)        No Option granted pursuant to the Plan may be assigned or otherwise transferred by an Optionee and shall be exercisable during the lifetime of the Optionee only by him or her.

(iv)        The Committee, in its discretion, may require an Optionee to (A) represent in writing that the shares of Stock to be received upon exercise of an Option are being acquired for his or her own account for investment and not with a view to distribution thereof, nor with any present intention of distributing the same, and (B) make such other representations and warranties as are deemed necessary by counsel to the Company. Unless Shares issuable upon the exercise of Options are registered by the Company, stock certificates representing shares of Stock not registered under the Securities Act of 1933, as amended (the “1933 Act”), acquired upon the exercise of Options shall bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

(v)	No Option may be exercised for any fractional share.

(c)	Vesting.

(i)         Any Options granted pursuant to this Plan shall vest and be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee or as set forth in the Optionee's Option Agreement.

(ii)         The Committee may, in its discretion, as to outstanding Options (A) accelerate the exercise date or dates of the Options pursuant to Section 5.5(a) hereof, (B) upon written notice to the holders thereof, provided the Options have been accelerated pursuant to Clause (A) above, terminate all such Options prior to the consummation of a transaction unless exercised within a prescribed period, (C) provide for payment of an amount equal to the excess of the Fair Market Value, as determined by the Committee, over the Option Price of such shares as of the date of a transaction, in exchange for the surrender of the right to exercise such Options, or (D) provide for the assumption of such Options, or the substitution therefor of new Options, by a successor corporation or entity, provided, however, that with respect to ISOs, the requirements of Section 424 of the Code shall be met.

Exh. A-6

5.6	Termination of Option.

(a)        Expiration or Termination of Employment. Except as specifically provided in Section 3.2(b) and Sections 5.6(b) and 5.6(c) hereof, the Options granted hereunder shall terminate as of the close of business on the earliest to occur of the date of (i) expiration of the Exercise Period, (ii) an event of default or breach by an Optionee of the terms and conditions of the grant of the Option, or (iii) termination of an Optionee's employment or engagement as an agent or consultant with the Company for cause. If an Optionee's employment is terminated other than for cause, death (as provided in subsection (b) below) or retirement or disability (both as provided in subsection (c) below), the Optionee must exercise his or her Option, if at all and only to the extent the Option is exercisable at termination, within 30 days from the date of such termination, in accordance with the terms of the Plan.

(b)        Death of Optionee. In the event that an Optionee dies prior to the exercise of his or her Option in full, the Option may be exercised by the Optionee's executors, administrators or heirs within one year after the date of the Optionee's death, provided such death occurred during the Optionee's employment or engagement as an agent or consultant with the Company or within three months following the termination of his or her employment with the Company by reason of the Optionee's retirement after reaching the age of 65 years or the Optionee's retirement after becoming permanently disabled. Such Option may be so exercised by the Optionee's executors, administrators or heirs only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of the (i) retirement of the Optionee after reaching the age of 65 years or after becoming permanently disabled, or (ii) death of the Optionee. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

(c)        Retirement or Disability. If an Optionee's employment with the Company is terminated prior to the exercise of his or her Option in full, by reason of the Optionee's retirement after reaching the age of 65 years or by reason of the Optionee's retirement after becoming permanently disabled, the Optionee shall have the right, during the period ending three months after the date of his or her termination of employment, to exercise the Option. Such Option may be exercised by the Optionee only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of (i) the retirement of the Optionee after reaching the age of 65 years, or (ii) the date the Optionee becomes permanently disabled. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

5.7        Rights as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to an Option prior to purchase of such shares of Stock by exercise of such Option as provided in the Plan.

5.8        Right of the Company to Terminate Employment. Nothing contained in the Plan or any Option granted under the Plan shall confer on an Optionee any right to continued employment by the Company or interfere in any way with the right of the Company or a Subsidiary to terminate an Optionee's employment with it any time for any reason or for no reason.

Exh. A-7

6.	DELIVERY OF STOCK CERTIFICATES

6.1        Delivery of Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of all or any portion of any Option granted under the Plan prior to the fulfillment of any of the following conditions which may, from time to time, be applicable to the issuance of the Stock:

(a)        Listing of Shares. The admission of such shares of Stock to listing on (i) all stock exchanges on which the Stock of the Company is then listed or (ii) the Nasdaq Stock Market.

(b)        Registration and/or Qualification of Shares. The completion of any registration or other qualification of such shares of Stock under any federal or state securities laws or under the regulations promulgated by the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Committee shall deem necessary or advisable. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirement.

(c)        Approval or Clearance. The obtaining of any approval or clearance from any federal or state governmental agency which the Committee shall determine to be necessary or advisable.

(d)        Reasonable Lapse of Time. The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

7.	TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

7.1        Termination, Amendment and Modification of Plan. The Board may at any time terminate, modify or amend the Plan; provided, however, that if the approval of the shareholders of the Company shall be required for any modification or amendment under Section 422 of the Code, with respect to ISOs, or under Code Section 162(m) and the regulations thereunder or under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, with respect to shares of Stock registered under such Act, such approval shall be obtained before such modification or amendment shall become effective. Furthermore, no action of the Board shall do any of the following:

(a)        Increase Number of Shares. Except as contemplated in Section 3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of shareholders.

(b)        Change Terms of Outstanding Options. Change the Option Price or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee.

Notwithstanding the foregoing, no termination, modification or amendment of the Plan may, without the consent of an Optionee, adversely affect his or her rights under an option previously granted to such Optionee.

8.	MISCELLANEOUS

8.1        Plan Binding on the Successors. The Plan shall be binding upon the successors and assigns of the Company.

Exh. A-8

8.2        Withholding Taxes. The Company may deduct from any cash payments due to an Optionee upon exercise of an Option any federal, state or local withholding taxes and employment taxes relating thereto or, as a condition of delivery of any shares subject to Option due upon such exercise, require the Optionee to remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy such taxes; provided, however, that, subject to the prior approval of the Committee, the Optionee may, in whole or in part, satisfy such obligations (a) by permitting the Company to withhold some or all of the shares subject to Option (provided, however, that such shares under this clause (a) may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income)), or (b) by delivering shares of Stock already owned by him or her (provided that to the extent shares described in this clause (b) are used to satisfy more than the minimum statutory withholding obligation then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (b) shall be limited to shares held by the Eligible Participant for not less than six months prior to the payment date). Shares so withheld or delivered shall have a Fair Market Value, as determined by the Committee, equal to such obligations as of the date or dates the amounts of such taxes are required to be determined. At the time of any disqualifying disposition, the Optionee shall remit to the Company in cash the amount of any such taxes relating to such disposition.

8.3        Governing Law. The validity and construction of the Plan and the Option Agreements shall be construed in accordance with and governed by the law of the State of New Jersey.

Exh. A-9

EXHIBIT B

EP MEDSYSTEMS, INC.

2006 DIRECTOR OPTION PLAN

1.	DEFINITIONS

                            As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

1.1	"Advisory Board" - The Board of Scientific Advisors of the Company.

1.2	"Board" - The Board of Directors of the Company.

1.3        "Committee" - The Compensation Committee of the Company, being comprised of two or more members of the Board appointed by the Board to administer the Plan. The Committee shall consist solely of directors who are “nonemployee directors” within the meaning of Regulation 16b-3 under Section 16 of the Securities Exchange Act of 1934, as such regulations may be amended from time to time. To the extent feasible, the members of the Committee shall also be “outside directors” as that term is defined in the Treasury Regulations under Section 162(m) of the Code.

1.4        "Company" - EP MedSystems, Inc., a New Jersey corporation, and any Subsidiary thereof.

1.5        "Code" - The United States Internal Revenue Code of 1986, as from time to time amended.

1.6        "Eligible Director" - Any person who is newly elected as a member of the Board or the Advisory Board and who is not an employee of the Company.

1.7        "Fair Market Value" - Except as otherwise provided by the Committee, for purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall apply:

(i)                 If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the “Fair Market Value” as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

(ii)                If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq Stock Market, then the “Fair Market Value” as of that date shall be the mean between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

(iii)              If the day is not a business day, and as a result, paragraphs (i) and (ii) above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day.

Exh. B-1

(iv)                If paragraphs (i), (ii) and (iii) above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee by taking into consideration the Company's net worth, prospective earning power and dividend paying capacity and other relevant factors such as good will, economic outlook in the Company's industry, the Company's position in the industry and its management, the size of the block of stock to be valued, and the values of stock of corporation engaged in the same or similar lines of business; and taking into account such additional criteria and information as required by, and in accordance with such procedures as necessary to comply with, Section 409A of the Internal Revenue Code.

1.8        "Non-qualified Stock Option" is an option that is not intended to be an “incentive stock option” as that term in described in section 422(b) of the Code.

1.8        "Option" - An option to purchase Stock of the Company granted pursuant to the provisions of the Plan. All options granted under the Plan shall be Non-qualified Stock Options.

1.9        "Optionee” - The person to whom an Option has been granted pursuant to the provisions of the Plan.

1.10      "Option Price" - The per share exercise price of the Stock with respect to which an Option has been granted under the Plan.

1.11      "Plan" - The Company's 2006 Director Option Plan, the terms of which are set forth herein.

1.12	"Stock" - The common stock of the Company.

1.13      “Subsidiary” - Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

2.	ESTABLISHMENT AND PURPOSE OF PLAN

2.1        Establishment and Purpose of Plan. The Company hereby establishes the Plan for the purpose of encouraging equity ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's sustained progress, and thus to provide them with a further incentive to continue as directors of the Company.

2.2        Effective Date of Plan. The Plan shall become effective on the date (the “Effective Date”) of its adoption by the Board.

2.3        Expiration of the Plan. Except with respect to Options then outstanding, the Plan shall expire on the earliest to occur of (a) the tenth anniversary of the date on which the Plan was adopted by the Board, (b) the tenth anniversary of the date on which the Plan was approved by the shareholders of the Company, or (c) the date as of which the Board, in its sole discretion, determines to terminate the Plan (the “Expiration Date”). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or have terminated or expired by their respective terms or as otherwise provided under the Plan.

Exh. B-2

3.	STOCK SUBJECT TO PLAN

3.1        Limitations. Subject to adjustment pursuant to the provisions of Section 3.2 hereof, the number of shares of Stock of the Company which may be issued and sold under the Plan shall not exceed 1,000,000 shares.

3.2	Adjustments.

                                             (a)  Anti-Dilution.  If the outstanding shares of Stock of the Company are hereafter changed or converted into or exchanged or exchangeable for a different number or kind of shares or other securities of the Company or of another corporation by reason of a reorganization, merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, appropriate adjustment shall be made in the number of shares and kind of stock which may be granted as provided in Section 3.1, and subject to unexercised options, to the end that the proportionate interest of Optionee 's shall be maintained as before the occurrence of such event.

                                            (b)  Non-Survival of the Company. In the event of a dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such liquidation, dissolution, merger or combination, to exercise his or her Option, in whole or in part, to the extent that such Option is then otherwise exercisable and has not previously been exercised.

3.3        Effect of Exercise or Termination of Option. Shares of Stock with respect to which an Option granted under the Plan shall have been exercised shall not again be available for grant under the Plan. Only shares of Stock, if any, actually delivered to the Eligible Director or beneficiary on an unrestricted basis with respect to an Option shall be treated as delivered for purposes of the determination under Section 3.1 above. Consistent with the foregoing, to the extent any shares of Stock covered by an Option are not delivered to an Eligible Director or beneficiary because the Option is forfeited, canceled or expires, such shares shall not be deemed to have been delivered for purposes of the determination under Section 3.1 above.

3.4        Character of Shares. The shares of Stock issuable upon exercise of an Option granted under the Plan may be (i) authorized but unissued shares of Stock, (ii) shares of Stock held in the Company's treasury, or (iii) a combination of both.

3.5        Reservation of Shares. The number of shares of Stock reserved by the Company for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

4.	ADMINISTRATION OF THE PLAN

4.1        Administration by Committee. Subject to the provisions of the Plan, the Plan shall be administered by the Committee. If no committee is appointed, reference to the “Committee” shall be deemed to refer to the Board of Directors of the Company.

4.2        Powers and Duties. Grants of Options under the Plan and the Option Price shall be automatic as described in Section 5 below. The Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Agreement executed pursuant to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

Exh. B-3

4.3        Quorum and Majority Rule. A majority of the then members of the Committee shall constitute a quorum and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee, as the case may be, shall constitute the action of the Committee.

4.4        Liability of Committee. No member of the Committee shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board or Committee.

5.	OPTIONS GRANTED UNDER THE PLAN

5.1	Grant of Options. Options shall be granted only to Eligible Directors.

(a) Each Eligible Director elected or appointed to the Board is granted an option to purchase 60,000 shares of Stock on the terms set forth in this Section 5, effective as of his first date of service as a director.

(b) Each Eligible Director appointed to the Advisory Board is granted an option to purchase 60,000 shares of Stock on the terms set forth in this Section 5, effective as of his first date of service as a member of the Advisory Board.

(c) Each Option granted under the Plan shall be evidenced by a writing dated as of the date the Option is granted. The writing shall contain such terms and conditions as shall be determined by the Committee, consistent with the Plan.

5.2	Vesting and Exercisability

(a)        Each Option shall become vested and exercisable at the rate of 1,000 shares per month commencing with the first month following the date of grant. If an Option is not at the time of grant immediately exercisable in full, the Board may (i) in the Option Agreement evidencing such Option provide for the acceleration of the exercise date or dates of such Option, in whole or in part, upon the occurrence of specified events, or (ii) at any time prior to the complete expiration of an Option, accelerate, in whole or in part, the exercise date or dates of the Option. Exercise shall be effected prior to the termination of the Option by delivery by the Optionee of written notice to the Company specifying the number of shares of Stock to be purchased accompanied by full payment for such shares of Stock. The right of exercise shall be cumulative. Full payment shall be in cash, or at the discretion of the Board, by the Optionee's note payable over such period of time, at such rate of interest and in form and substance as shall be satisfactory to the Committee.

(b) Restrictions on Exercisability and Assignability.

(i) No Option by its terms shall be exercisable after the expiration of ten years from the date such Option is granted.

(ii)         No Option may be exercised at a time when the exercise thereof or the issuance or transfer of shares upon such exercise would, in the opinion of the Committee, constitute a violation of any law, federal, state, local or foreign, or any regulations thereunder, or the requirements of the Nasdaq Stock Market or any other national securities exchange or market.

Exh. B-4

(iii)        No Option granted pursuant to the Plan may be assigned or otherwise transferred by an Optionee and shall be exercisable during the lifetime of the Optionee only by him or her.

(iv)        The Committee, in its discretion, may require an Optionee to (A) represent in writing that the shares of Stock to be received upon exercise of an Option are being acquired for his or her own account for investment and not with a view to distribution thereof, nor with any present intention of distributing the same, and (B) make such other representations and warranties as are deemed necessary by counsel to the Company. Unless Shares issuable upon the exercise of Options are registered by the Company, stock certificates representing shares of Stock not registered under the Securities Act of 1933, as amended (the “1933 Act”), acquired upon the exercise of Options shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

            (v)        No Option may be exercised for any fractional share.

(c) The Board may, in its discretion, as to outstanding Options (A) accelerate the exercise date or dates of the Options pursuant to Section 5.2(a), above, (B) upon written notice to the holders thereof, provided the Options have been accelerated pursuant to Clause (A) above, terminate all such Options prior to the consummation of a transaction unless exercised within a prescribed period, (C) provide for payment of an amount equal to the excess of the Fair Market Value, as determined by the Board, over the Option Price of such shares as of the date of a transaction, in exchange for the surrender of the right to exercise such Options, or (D) provide for the assumption of such Options, or the substitution therefor of new Options, by a successor corporation or entity.

5.3        Option Price. The Option Price of a share of the Stock subject to each Option shall be the Fair Market Value of a share of the Stock on the date the option is granted.

5.4        Option Exercise Period. The period during which any Option granted under the Plan may be exercised shall commence on the date of vesting under Section 5.3 and end on the close of business on the tenth anniversary of the day preceding the date of grant, except as otherwise provided in Section 5.6 of the Plan.

5.5        Option Exercise. An Option granted pursuant to the Plan may be exercised at any time or times, prior to the termination of the said Option, by delivery by the Optionee of written notice to the Company specifying the number of shares of Stock to be purchased accompanied by full payment for such shares of Stock. The right of exercise shall be cumulative. Full payment shall be in cash, or at the discretion of the Committee, by the Optionee's note payable over such period of time, at such rate of interest and in form and substance satisfactory to the Committee.

Exh. B-5

5.6	Termination of Option.

(a)       Termination of Service. Except as specifically provided in section 3.2(b) and Sections 5.6(b) and 5.6(c) hereof, the Options granted hereunder shall terminate as of the close of business on the earliest to occur of the date of (i) expiration of the Option Exercise Period provided in Section 5.4 hereof, (ii) an event of default or breach by an Optionee of the terms and conditions of such Optionee's option, or (iii) termination of an Optionee's service on the Board or the Advisory Board. If an Optionee's service on the Board or the Advisory Board is terminated other than for cause, death (as provided in subsection (b) below), or retirement or disability (both as provided in subsection (c) below), the Optionee must exercise his Option, if at all and only to the extent the option is exercisable at termination, within 30 days from the date of such termination, in accordance with the terms of the Plan and the Option.

(b)       Death of Optionee. If an Optionee dies prior to the exercise of his Option in full, his Option may be exercised by the Optionee's executors, administrators or heirs within one year after the date of the Optionee's death, provided such death occurred during the Optionee's service on the Board, or within three months following the termination of such service by reason of the Optionee's retirement after reaching the age of 65 years or the Optionee's retirement after becoming permanently disabled. Such Option may be so exercised by the Optionee's executors, administrators or heirs only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which option was exercisable (but had not theretofore been exercised) as of the date of the earlier of the (i) retirement of the Optionee after reaching the age of 65 years or after becoming permanently disabled, or (ii) death of the Optionee. In no event may the option be exercised at any time after the expiration of the option Exercise Period set forth in Section 5.5 hereof.

(c)       Retirement or Disability. If an Optionee's service on the Board is terminated prior to the exercise of his Option in full, by reason of the Optionee's retirement after reaching the age of 65 years or by reason of the Optionee's retirement after becoming permanently disabled, the Optionee shall have the right, during the period ending three months after the date of his termination of service on the Board, to exercise his option. Such option may be exercised by the Optionee only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of (i) the retirement of the Optionee after reaching the age of 65 years, or (ii) the date the Optionee becomes permanently disabled. In no event may the Option be exercised at any time after the expiration of the Option exercise period set forth in Section 5.5 hereof.

5.7       Nontransferability of Options. No Option granted pursuant to the Plan may be transferred by an Optionee. Subject to the provisions of Section 5.6(b) hereof, the Option shall be exercisable only by an Optionee during his lifetime.

5.8       Rights as Stockholder. An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Stock subject to an Option prior to his purchase of such shares of Stock by exercise of such Option as provided in the Plan.

5.9       Right as a Director. Neither the Plan, nor the granting of an Option hereunder, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or undertaking, express or implied, that the Company will retain any director for any period of time, or at any particular rate of compensation, or with any other benefits whatsoever.

Exh. B-6

6.	DELIVERY OF STOCK CERTIFICATES

6.1       The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of all or any portion of any Option granted under the Plan prior to the fulfillment of any of the following conditions, which may, from time to time, be applicable to the issuance of the Stock:

(a)        Listing of Shares. The admission of such shares of Stock to listing on (i) all stock exchanges on which the Stock of the Company is then listed or (ii) the NASDAQ Capital Stock Market.

Exh. B-7

(b)       Registration and/or Qualification of Shares. The completion of any registration or other qualification of such shares of Stock under any federal or state securities laws or under the regulations promulgated by the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Committee shall deem necessary or advisable. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirement.

(c)      Approval or Clearance. The obtaining of any approval or clearance from any federal or state governmental agency which the Committee shall determine to be necessary or advisable.

(d)        Reasonable Lapse of Time. The lapse of such reasonable period of time following the exercise of the option as the Committee may establish from time to time for reasons of administrative convenience.

7.	TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

7.1        The Board may, upon recommendation of the Committee, terminate the Plan at any time or amend or modify the Plan at any time or from time to time, provided, however, that no such action of the Board shall do any of the following:

(a)       Increase Number of Shares. Except as contemplated in Section 3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of stockholders.

(b)       Change of Class of Eligible Directors. Modify the requirements for eligibility for participation, or change the class of Eligible Directors to whom Options may be granted under the Plan without the approval of stockholders.

(c)      Increase Benefits. Materially increase the benefits accruing to Eligible Directors with respect to options granted under the Plan without the approval of stockholders.

(d)       Continue Plan. Continue the Plan in effect beyond the date the Plan is scheduled to expire as set forth in Section 2.3, without the approval of stockholders.

Notwithstanding the foregoing, no termination, modification or amendment of the Plan may, without the consent of an Optionee, adversely affect his or her rights under an option previously granted to such Optionee.

No amendment to the provisions of this Plan relating to participation, timing of option grants, number of shares of Stock to be granted to Eligible Directors, or Option Price may be made more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the regulations thereunder.

8.	MISCELLANEOUS

8.1        Plan Binding on the Successors. The Plan shall be binding upon the successors and assigns of the Company.

8.2        Withholding Taxes. Whenever Federal, state and local tax is due on the exercise of Options granted under this Plan, the Company may require the Optionee to remit an amount sufficient to satisfy Federal, state and local withholding taxes prior to the delivery of any certificate for such shares.

8.3        Governing Law. The validity and construction of the Plan and the Option Agreements shall be construed in accordance with and governed by the law of the State of New Jersey.

Exh. B-8

REVOCABLE PROXY

EP MEDSYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 22, 2005.

The undersigned hereby appoint(s) Matthew C. Hill and David Jenkins, as proxies, each with full power of substitution, to represent and vote as designated all shares of Common Stock of EP MedSystems, Inc. held of record by the undersigned on November 7, 2005 at the annual meeting of shareholders of EP MedSystems to be held at 500 International Drive Suite 275 Budd Lake, New Jersey, at 10:00 a.m., eastern standard time, on December 22, 2005, with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR THE NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

	FOR THE NOMINEE	WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE
1. ELECTION OF DIRECTOR CLASS I NOMINEE: RICHARD WILLIAMS	[ ]	[ ]

	VOTE FOR	VOTE AGAINST	ABSTAIN
2. APPROVAL OF THE 2006 STOCK OPTION PLAN	[ ]	[ ]	[ ]

	VOTE FOR	VOTE AGAINST	ABSTAIN
3. APPROVAL OF THE 2006 DIRECTORS PLAN	[ ]	[ ]	[ ]

____________________________________

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1, "FOR" ITEM 2 AND "FOR" ITEM 3.

	YES	NO
I PLAN TO ATTEND THE ANNUAL MEETING	[ ]	[ ]

IMPORTANT -- PLEASE BE SURE TO DATE AND SIGN THIS PROXY BELOW.

SIGNATURE(S):_____________________________________________	DATE _________________
SHAREHOLDER SIGNATURE

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. ATTORNEYS, TRUSTEES, EXECUTORS AND OTHER FIDUCIARIES ACTING IN A REPRESENTATIVE CAPACITY SHOULD SIGN THEIR NAMES AND GIVE THEIR TITLES. AN AUTHORIZED PERSON SHOULD SIGN ON BEHALF OF CORPORATIONS, PARTNERSHIPS, ASSOCIATIONS, ETC. AND GIVE HIS OR HER TITLE. IF YOUR SHARES ARE HELD BY TWO OR MORE PERSONS, EACH PERSON MUST SIGN. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY CARD TODAY